SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 25, 1997

                  Southern Pacific Secured Assets Corporation,
   Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-01 Trust
             (Exact name of registrant as specified in its charter)


New York (governing law of Pooling
and Servicing Agreement)           333-15473-02           52-2030350, 52-2030351
(State or other jurisdiction of    (Commission            (I.R.S.Employer
incorporation or organization)     File Number)           Identification No.)


c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia,  Maryland                         21044
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (410) 884-2000


ITEM 5.  Other Events

On August 25, 1997,  a  distribution  was made to  holders of  Southern  Pacific
Secured   Assets   Corporation,    Mortgage   Loan   Asset-Backed   Pass-Through
Certificates, Series 1997-01 Trust.

ITEM 7.  Financial Statements and Exhibits

         (c)  Exhibits

                  Item 601(a) of
                  Regulation S-K
                  Exhibit Number            Description

                  EX-99.1 --  Monthly   report   distributed     to  holders  of
                              Mortgage    Loan     Asset-Backed     Pass-Through
                              Certificates, Series 1997-01 Trust, relating to the August 25, 1997, distribution



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                  Southern Pacific Secured Assets Corporation,
   Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-01 Trust
                                  (Registrant)

                               By: Norwest Bank of Minnesota, N.A.
                                   as Trustee
                               By: /s/Sherri J. Sharps
                             Name: Sherri J. Sharps
                            Title: Vice President
                             Date: September 2, 1997


                                INDEX TO EXHIBITS


Exhibit Number                                                Description

EX-99.1  -   Monthly   report   distributed  to   holders     of  Mortgage  Loan
             Asset-Backed  Pass-Through  Certificates,   Series  1997-01  Trust,
             relating to the August 25, 1997, distribution